WISDOMTREE TRUST

WisdomTree Dreyfus South African Rand Fund (Ticker Symbol: SZR)

WisdomTree Dreyfus Japanese Yen Fund (Ticker Symbol: JYF)

(Collectively, the “Funds”)

Important Notice Regarding the Closure of the Funds

Supplement Dated December 11, 2012

to the currently effective Statutory Prospectus and

Statement of Additional Information for each of the Funds

The following information should be read in conjunction with the Prospectus and Statement of Additional Information listed above for each of the Funds.

The WisdomTree Dreyfus South African Rand Fund and WisdomTree Dreyfus Japanese Yen Fund liquidated on December 10, 2012 and, therefore, are no longer offered.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-001-1212